                                                                    Exhibit 24.1


                                POWER OF ATTORNEY
      Teledyne Technologies Incorporated - 2002 Annual Report on Form 10-K


      The undersigned directors and officers of Teledyne Technologies Incorporated, a Delaware corporation ("TDY"), do hereby constitute and appoint John T. Kuelbs and Melanie S. Cibik, or either one of them, our true and lawful attorneys and agents, to execute, file and deliver the Annual Report on Form 10-K of TDY for its 2002 fiscal year ("Form 10-K"), in our name and on our behalf in our capacities as directors and officers of TDY as listed below, and to do any and all acts or things, in our name and on our behalf in our capacities as directors and officers of TDY as listed below, which said attorneys and agents, or either one of them, may deem necessary or advisable to enable TDY to comply with the Securities Exchange Act of 1934 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Form 10-K (including without limitation executing, filing and delivering any amendments to the Form 10-K), and the undersigned do hereby ratify and confirm all that said attorneys and agents, or either one of them, shall do or cause to be done by virtue hereof.

      Witness the due execution hereof as of February 25, 2003.

/s/ Robert Mehrabian            Chairman, President and Chief Executive Officer
----------------------------    (Principal Executive Officer) and Director
Robert Mehrabian

                                Senior Vice President and Chief Financial
----------------------------    Officer (Principal Financial Officer)
Robert J. Naglieri

                                Vice President and Controller (Principal
----------------------------    Accounting Officer)
Dale A. Schnittjer

/s/ Robert P. Bozzone           Director
----------------------------
Robert P. Bozzone

/s/ Frank V. Cahouet            Director
----------------------------
Frank V. Cahouet

/s/ Diane C. Creel              Director
----------------------------
Diane C. Creel

                                Director
----------------------------
Charles Crocker

/s/ Paul D. Miller              Director
----------------------------
Paul D. Miller

/s/Charles H. Noski             Director
----------------------------
Charles H. Noski

/s/ Charles J. Queenan, Jr.     Director
----------------------------
Charles J. Queenan, Jr.

/s/ Michael T. Smith            Director
----------------------------
Michael T. Smith